1 Q2 2022 EARNINGS RELEASE August 2, 2022

2Littelfuse, Inc. © 2022 Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward- looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse’s accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended January 1, 2022. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended January 1, 2022, its Quarterly Report on Form 10-Q for the quarter ended April 2, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales growth (decline), adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, and free cash flow. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance and ability to generate cash enhancing an investor’s overall understanding of its core financial performance. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. DISCLAIMERS

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2022 Q2 2022 & RECENT HIGHLIGHTS ▪ Continued outperformance, driven by persistent operational execution ▪ Q2: Delivered very strong results above expectations ▪ YoY: Revenue +18%; Adjusted Diluted EPS +25% ▪ Adjusted EBITDA Margin 27% ▪ Record performance year-to-date ▪ YoY: Revenue +26%; Adjusted Operating Margin +500 bps; Adjusted Diluted EPS +52% ▪ Testament to global teams’ execution across breadth of end markets ▪ Completed acquisition of C&K Switches in July ▪ Expands ability to serve customers with market leading technologies, capabilities & talent ▪ 13% increase in quarterly cash dividend ▪ Consistent with capital allocation priorities; confidence in long-term growth of business ▪ 12% CAGR since inception

5Littelfuse, Inc. © 2022 Structural Growth Themes Sustainability Connectivity Safety 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, AND SAFER WORLD Our Growth Drivers Content & Share Gains Strategic Acquisitions High-Growth Markets & Geographies Outcomes Double-Digit Revenue Growth Best-in-Class Profitability Top-Tier Shareholder Returns

6Littelfuse, Inc. © 2022 Consistent with strategic M&A priorities C&K SWITCHES ACQUISITION RATIONALE ACQUIRED JULY 2022 NOW PART OF Switches Interconnect Solutions Wire Harnesses

7Littelfuse, Inc. © 2022 LITTELFUSE & C&K SWITCHES: COMBINATION OF TWO INDUSTRY LEADING BRANDS EXPANDS COMPLEMENTARY MARKET POSITIONS ▪ Economies of scale to leverage technologies & other investments ▪ Optimization of customer facing & operational structures, leveraging respective strengths ▪ Added operational infrastructure ▪ China, France, Vietnam, Germany, India & U.S. Enables Combined Critical Scale Accelerates Growth in Strategic Applications & Markets ▪ Increases addressable market with addition of market leading electromechanical switches & interconnect solutions ▪ Broadens technical & application expertise, & engineering & design-in capabilities ▪ Technology leadership in high-precision manufacturing, miniaturization & haptics Expansion of Technologies & Capabilities ▪ Strong global presence & growth in target markets ▪ Industrial ▪ Automotive ▪ Datacom Leverages Complementary Customers & Channels ▪ Complementary go-to- market models ▪ Enhances partnerships with distribution channels ▪ Deepens customer penetration through complementary & new OEM relationships

8Littelfuse, Inc. © 2022 INDUSTRIAL END MARKETS POSITIONED FOR CONTINUED GROWTH ▪ Generating new business with application knowledge & diverse, high-quality offerings; capitalizing on sustainability & safety ▪ Expanding solution sets with multiple technologies for energy storage, solar & HVAC applications ▪ New safety & power standards generating elevated design wins in commercial kitchens, industrial equipment, motor drives & power grids Q2 2022 Highlights

9Littelfuse, Inc. © 2022 TRANSPORTATION END MARKETS EXTENDING OUR LEADERSHIP POSITION Q2 2022 Highlights ▪ Expanding e-mobility wins within ▪ Passenger vehicles … battery management & protection, power distribution & on-board chargers ▪ Commercial vehicles … battery management & powertrain control modules for buses & two/three-wheelers ▪ Off-board charging infrastructure ▪ Automotive electronics wins for telematics, infotainment, and comfort & convenience applications ▪ Increased opportunity pipeline with Carling & Embed capabilities

10Littelfuse, Inc. © 2022 ELECTRONICS END MARKETS LEVERAGING OUR LEADERSHIP Q2 2022 Highlights ▪ Capitalizing on robust design activity with greater connectivity, safety & sustainability requirements ▪ Product features & go-to-market model secured new business within ▪ Data centers & telecom infrastructure ▪ Building solutions … security systems & smart doorbells ▪ Appliances & general purpose electronics ▪ Addition of C&K expands capabilities & products; serves as a platform for continued growth

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

12Littelfuse, Inc. © 2022 Highlights ▪ Financial performance above high end of guidance on sales & earnings ▪ Revenue +18% vs. prior year, +10% organic ▪ Growth across all regions ▪ GAAP operating margin 21.7%; Adjusted operating margin 22.6%, +310 bps vs prior year ▪ Margin expansion driven by volume leverage, positive price/cost & operational execution ▪ Adjusted Diluted EPS +25% vs. prior year ▪ Effective tax rate: GAAP 20.6%; Adjusted 17.3% ▪ Operating cash flow $114m; Free cash flow $87m, 100% conversion of net income Q2 2022 FINANCIAL PERFORMANCE GAAP EPS $3.30 $3.48 Adj. EPS $3.41 $4.26 Adj. EBITDA% 24.1% 27.0% $523 $618 Q2-21 Q2-22 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation

13Littelfuse, Inc. © 2022 ORGANIC INVESTMENTS INORGANIC INVESTMENTS RETURN TO SHAREHOLDERS Programs that: • Drive revenue growth • Advance internal capabilities • Enhance productivity • Maintain cost leadership • Strategic acquisitions to enhance organic growth • Value driven integration drives target financial returns • Additional resources to drive M&A integration Share Repurchases • Opportunistic • Excess cash available to deploy Dividends • 10+ years of growing dividend • 12% CAGR since inception • Grow in line with earnings PRIORITIZED DEPLOYMENT OF CASH GROWTH INVESTMENTS DRIVE INCREASING VALUE FOR SHAREHOLDERS

14Littelfuse, Inc. © 2022 Highlights ▪ Revenue growth +10% / organic +13% ▪ +600bps margin expansion ▪ Price/cost, volume & productivity improvements ▪ Project average mid 20’s op margin % ▪ Combination of execution & current market dynamicsOp Margin 22.8% 29.6% Adj. EBITDA% 27.5% 33.6% $325 $358 Q2-21 Q2-22 (in millions) Q2 2022 ELECTRONICS SEGMENT FINANCIAL PERFORMANCE Revenue

15Littelfuse, Inc. © 2022 Highlights ▪ Revenue growth +37% / organic (-4%) ▪ Commercial vehicle +6% organic & outperformance across Carling business ▪ Passenger vehicle (-8%) organic; impacted by market … Tier 1 inventory unwind & decline in global auto production ▪ Margin headwinds from currency & negative volume leverage offsetting benefits from price realization Op Margin 14.4% 10.1% Adj. EBITDA% 19.7% 15.9% $133 $182 Q2-21 Q2-22 (in millions) Q2 2022 TRANSPORTATION SEGMENT FINANCIAL PERFORMANCE Revenue

16Littelfuse, Inc. © 2022 Highlights ▪ Revenue growth +21% / organic +22% ▪ +600bps margin expansion ▪ Price realization & ongoing operational execution ▪ Reduced logistics costs in the quarter due to COVID shutdown in China Op Margin 12.9% 19.5% Adj. EBITDA% 16.2% 22.3% $65 $78 Q2-21 Q2-22 (in millions) Q2 2022 INDUSTRIAL SEGMENT FINANCIAL PERFORMANCE Revenue

Q3 2022 GUIDANCE

(in millions)

Revenue


$540
$630
-
$644
Q3-21
Q3-22

	Q3-21	Q3-22
GAAP EPS	$3.69	*
Adj. EPS	$3.95	$3.71 - $3.87

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Highlights

- Demand remains strong across most end markets
  - Ongoing strength across industrial, transportation, most electronics markets
  - Some softness in consumer-oriented end markets within Electronics segment...appliances & personal electronics
- Q3-22
  - Sales +18% vs prior year, +2% organic
    - ~400bps f/x headwind
  - EPS (-4%) vs prior year
    - Adjusted effective tax rate ~17.5%
  - COVID shutdown/recovery in China …Industrial & Electronics segments
    - ~(-200) bps sales
    - ~(-150) bps margin
  - 2 ½ months of C&K Switches; ~(-150) bps operating margin dilution from recent acquisitions

Littelfuse, Inc. © 2022 17

2022 FULL YEAR CONSIDERATIONS/EXPECTATIONS

- Expect to remain positive price/cost for full year in current market conditions
- ~300bps (~$60M) sales f/x headwind
- C&K Switches: $90 - $95M in sales, ~$.25 EPS (5 ½ months)
- ~$55M non-cash amortization expense (including C&K); forward run rate ~$16M/qtr.
- ~$27M interest expense at current rates; forward run rate ~$9.5M/qtr.
- Adjusted effective tax rate 17% – 18%
- ~$110M – $120M capital expenditures
- ~100% free cash flow conversion

Littelfuse
Expertise Applied | Answers Delivered
Littelfuse, Inc. © 2022
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19Littelfuse, Inc. © 2022 KEY TAKEAWAYS ▪ Recognition of global teams for their unwavering commitment & hard work to drive results ▪ Very strong year-to-date performance ▪ Ongoing deployment of resources & capital to enable customers' applications ▪ Extremely well positioned for long-term growth within global structural themes of sustainability, connectivity, & safety ▪ Talented associates, investments for growth & operational excellence, will deliver ongoing long-term value for stakeholders

20Littelfuse, Inc. © 2021 Q&A

21Littelfuse, Inc. © 2021 APPENDIX

22Littelfuse, Inc. © 2022 SUPPLEMENTAL FINANCIAL INFORMATION

23Littelfuse, Inc. © 2022 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

24Littelfuse, Inc. © 2022 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

25Littelfuse, Inc. © 2022 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D